THE TRANSFER OF THIS AGREEMENT IS
                  SUBJECT TO CERTAIN PROVISIONS CONTAINED
                   HEREIN AND MAY BE SUBJECT TO TRANSFER
                             RESTRICTIONS UNDER
                           FEDERAL AND STATE LAW

                           STOCK OPTION AGREEMENT


           STOCK OPTION AGREEMENT, dated as of July 18, 1998 (the
 "Agreement"), by and between Dime Community Bancshares, Inc., a Delaware corporation ("DCB"), and Financial Bancorp, Inc., a Delaware corporation ("FBI").

                                  RECITALS

           A. THE PLAN. DCB and FBI have entered into an Agreement and Plan of Merger, dated as of July 18, 1998 (the "Plan"), providing for, among other things, the merger of FBI with and into DCB, with DCB being the surviving corporation.

           B. CONDITION TO PLAN. As a condition and an inducement to DCB's execution and delivery of the Plan, DCB has required that FBI agree, and FBI has agreed, to grant DCB the Option (as hereinafter defined).

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Plan, and intending to be legally bound hereby, FBI and DCB agree as follows:

           1. DEFINED TERMS. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Plan.

           2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, FBI hereby grants to DCB an irrevocable option (the "Option") to purchase up to 339,627 shares of common stock, par value $0.01 per share ("FBI Common Stock"), of FBI (as adjusted as set forth herein, the "Option Shares," which shall include the Option Shares before and after any transfer of such Option Shares, but in no event shall the number of Option Shares for which this Option is exercised exceed 19.9% of the issued and outstanding shares of FBI Common Stock), at a purchase price per Option Share (as adjusted as set forth herein, the "Purchase Price") equal to $32.00.

           3.   EXERCISE OF OPTION.

           (a) Provided that (i) DCB or Holder (as hereinafter defined), as applicable, shall not be in material breach of the agreements or covenants contained in this Agreement or the Plan, and (ii) no preliminary or permanent injunction or other order against the delivery of Option Shares issued by any court of competent jurisdiction in the United States shall be in effect, the Holder may exercise the Option, in whole or in part, at any time and from time to time, following the occurrence of a Purchase Event (as hereinafter defined) which occurs prior to the occurrence of an Exercise Termination Event (as hereinafter defined); provided, that the Holder shall have sent written notice of such exercise (as provided in subsection (e) of this Section 3) within 120 days after the first Purchase Event of which DCB has been notified. The Option shall terminate and be of no further force or effect upon the earliest to occur of the following (each an "Exercise Termination Event"): (A) the Effective Time, (B) termination of the Plan in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event other than a termination thereof by DCB pursuant to Section 9.1(f) of the Plan (a termination of the Plan by DCB pursuant to such Section of the Plan, being referred to herein as a "Default Termination"), (C) 12 months after a Default Termination or (D) 12 months after termination of the Plan (other than a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event; provided, however, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law; provided further, however, that if the Option cannot be exercised on any day because of an injunction, order or similar restraint issued by a court of competent jurisdiction, the period during which the Option may be exercised shall be extended so that the Option shall expire no earlier than the tenth business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be. The term "Holder" shall mean the holder or holders of the Option from time to time, and which initially is DCB. The rights set forth in Sections 8 and 9 of this Agreement shall terminate when the right to exercise the Option and Substitute Option terminate (other than as a result of a complete exercise of the Option or Substitute Option) as set forth herein.

           (b) As used herein, a "Purchase Event" means any of the following events occurring after the date hereof:

                (i) Without DCB's prior written consent, FBI shall have recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose, or FBI shall have entered into an agreement with any person (other than DCB or any subsidiary of DCB) to effect (A) a merger, consolidation or similar transaction involving FBI or any of its significant subsidiaries, (B) the disposition, by sale, lease, exchange or otherwise, of assets or deposits of FBI or any of its significant subsidiaries representing in either case all or substantially all of the consolidated assets or deposits of FBI and its subsidiaries or (C) the issuance, sale or other disposition by FBI of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 20% or more of the voting power of FBI or any of its significant subsidiaries (each of (A), (B) or (C), an "Acquisition Transaction"); provided, however, that in no event shall any merger, consolidation, purchase or similar transaction involving only FBI and one or more of the Subsidiaries of FBI, or involving only any two or more of such Subsidiaries be deemed to be an Acquisition Transaction, provided that any such transaction is not entered into in violation of the terms of the Plan; or

                (ii) Any person (other than DCB or any subsidiary of DCB) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act")) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which DCB or any subsidiary of DCB is a member, shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the voting power of FBI or any of its significant subsidiaries.

           (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

                (i) Any person (other than DCB or any subsidiary of DCB) shall have commenced (as such term is defined in Rule 14d-2, promulgated under the Exchange Act) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of FBI Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of FBI Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

                (ii) The stockholders of FBI shall not have approved the Plan by the requisite vote at the stockholders meeting of FBI called for that purpose ("Company Meeting"), the Company Meeting shall not have been held or shall have been canceled prior to termination of the Plan or FBI's Board of Directors shall have publicly withdrawn or modified in a manner adverse to DCB the recommendation of FBI's Board of Directors with respect to the Plan, in each case after it shall have been publicly announced that any person (other than DCB or any subsidiary of DCB) shall have (A) made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction (which solely for purposes of this Section 3(c) shall have the same meaning as set forth in Section 3(b) except that the reference to 20% shall be changed to 10%) or (B) filed an application (or given a notice), whether in draft or final form, under the Home Owners' Loan Act of 1933, as amended, the Bank Holding Company Act, as amended, the Bank Merger Act, as amended or the Change in Bank Control Act of 1978, as amended, for approval to engage in an Acquisition Transaction; or

                (iii) Any person (other than DCB or any subsidiary of DCB) shall have made a bona fide proposal to FBI or its stockholders by public announcement, or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction; or

                (iv) After a proposal is made by a third party to FBI or its stockholders to engage in an Acquisition Transaction, or such third party states its intention to FBI to make such a proposal if the Plan terminates, FBI shall have breached any covenant or agreement contained in the Plan and such breach (x) would entitle DCB to terminate the Plan under Section 9.1(f) thereof and (y) shall not have been cured prior to the Notice Date (as defined below).

           As used in this Agreement, the term "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

           (d) FBI shall notify DCB promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event of which it has knowledge, it being understood that the giving of such notice by FBI shall not be a condition to the right of Holder to exercise the Option.

           (e) In the event Holder wishes to exercise the Option, it shall send to FBI a written notice (the "Stock Exercise Notice," the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing (the "Closing") of such purchase (such date as it may be extended pursuant to the next sentence, the "Closing Date"). If prior notification to or approval of any Regulatory Authority is required in connection with any such purchase, FBI shall cooperate with the Holder in the filing of the required notice of application for approval and the obtaining of such approval, and the Closing shall occur promptly following such regulatory approvals and any mandatory waiting periods. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

           4.   PAYMENT AND DELIVERY OF CERTIFICATES.

           (a) On each Closing Date, Holder shall (i) pay to FBI, in immediately available funds by wire transfer to a bank account designated by FBI, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to FBI at the address of FBI specified in Section 13(f) of this Agreement.

           (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in
 Section 4(a) of this Agreement, (i) FBI shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all Liens (as defined in the Plan) and subject to no preemptive rights, and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of FBI Common Stock purchasable hereunder, and (ii) Holder shall deliver to FBI a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

           (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

 THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF JULY 18, 1998. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY FINANCIAL BANCORP, INC. OF A WRITTEN REQUEST THEREFOR.

 It is understood and agreed that the portion of the above legend relating to the Securities Act shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to FBI a copy of a letter from the staff of the Securities Exchange Commission (the "SEC"), or an opinion of counsel in form and substance reasonably satisfactory to FBI and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

           (d) Upon the giving by Holder to FBI of the Stock Exercise Notice, the tender of the applicable purchase price in immediately available funds and the tender of this Agreement to FBI, Holder shall be deemed to be the holder of record of the shares of FBI Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of FBI shall then be closed or that certificates representing such shares of FBI Common Stock shall not then be actually delivered to Holder. FBI shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 4 in the name of Holder or its assignee, transferee or designee.

           (e) FBI agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of FBI Common Stock so that the Option may be exercised without additional authorization of FBI Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase FBI Common Stock, (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by FBI, (iii) promptly to take all action as may from time to time be required (including (A) complying with all applicable premerger notification, reporting and waiting period requirements and (B) in the event, under any applicable federal or state banking law, prior approval of or notice to any Regulatory Authority is necessary before the Option may be exercised, cooperating fully with Holder in preparing such applications or notices and providing such information to such Regulatory Authority as it may require) in order to permit Holder to exercise the Option and FBI duly and effectively to issue shares of FBI Common Stock pursuant hereto and (iv) promptly to take all action provided herein to protect the rights of Holder against dilution.

           5. REPRESENTATIONS AND WARRANTIES OF FBI. FBI hereby represents and warrants to DCB (and Holder, if different than DCB) as follows:

           (a) CORPORATE AUTHORITY. FBI has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of FBI, and no other corporate proceedings on the part of FBI are necessary to authorize this Agreement or to consummate the transactions so contemplated; this Agreement has been duly and validly executed and delivered by FBI.

           (b) BENEFICIAL OWNERSHIP. To the best knowledge of FBI, as of the date of this Agreement, no person or group has beneficial ownership of more than 10% of the issued and outstanding shares of FBI Common Stock.

           (c) SHARES RESERVED FOR ISSUANCE; CAPITAL STOCK. FBI has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of the Option in accordance with Section 3(a) of this Agreement, will have reserved for issuance upon the exercise of the Option, that number of shares of FBI Common Stock equal to the maximum number of Option Shares at any time and from time to time purchasable upon exercise of the Option, and all such Option Shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests (other than those created by this Agreement) and not subject to any preemptive rights.

           (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement does not and will not, and the consummation by FBI of any of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, its certificate of incorporation or bylaws, or the comparable governing instruments of any of its subsidiaries, or (ii) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any governmental or non-governmental permit or license to which it or any of its subsidiaries is subject, that would, in any case, give any other person the ability to prevent or enjoin FBI's performance under this Agreement in any material respect.

           6. REPRESENTATIONS AND WARRANTIES OF DCB. (a) DCB hereby represents and warrants to FBI that DCB has full corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agreement, to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of DCB; and this Agreement has been duly executed and delivered by DCB.

           (b) The Option is not being, and any shares of Common Stock or other securities acquired by DCB upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

           7.   ADJUSTMENT UPON CHANGES IN FBI CAPITALIZATION, ETC.

           (a) In the event of any change in FBI Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares, exercise of the Company Rights or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing any such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of FBI Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of FBI Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a), upon exercise of any option to purchase FBI Common Stock outstanding on the date hereof or upon conversion into FBI Common Stock of any convertible security of FBI outstanding on the date hereof), the number of shares of FBI Common Stock subject to the Option shall be adjusted so that, after such issuance, the Option, together with any shares of FBI Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of FBI Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option. No provision of this Section 7 shall be deemed to affect or change, or constitute authorization for any violation of, any of the covenants or representations in the Plan.

           (b) In the event that FBI shall enter into an agreement (i) to consolidate with or merge into any person, other than DCB or one of its subsidiaries, and FBI shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than DCB or one of its subsidiaries, to merge into FBI and FBI shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of FBI Common Stock shall be changed into or exchanged for stock or other securities of FBI or any other person or cash or any other property, or the outstanding shares of FBI Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets or deposits to any person, other than DCB or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Holder, to purchase shares of either (A) the Acquiring Corporation (as hereinafter defined), (B) any person that controls the Acquiring Corporation or (C) in the case of a merger described in clause (ii), FBI (such person being referred to as "Substitute Option Issuer").

           (c) The Substitute Option shall have the same terms as the Option; provided, that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Holder. Substitute Option Issuer shall also enter into an agreement with Holder in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

           (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of Option Shares for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of Substitute Common Stock (the "Substitute Option Price") shall be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of FBI Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

           (e)  The following terms have the meanings indicated:

                (i) "Acquiring Corporation" shall mean (A) the continuing or surviving corporation of a consolidation or merger with FBI (if other than FBI), (B) FBI in a merger in which FBI is the continuing or surviving person, or (C) the transferee of all or substantially all of FBI's assets (or a substantial part of the assets of its subsidiaries taken as a whole).

                (ii) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

                (iii) "Assigned Value" shall mean the highest of (A) the price per share of FBI Common Stock at which a Tender Offer or an Exchange Offer therefor has been made, (B) the price per share of FBI Common Stock to be paid by any third party pursuant to an agreement with FBI, (C) the highest closing price for shares of FBI Common Stock within the sixty-day period immediately preceding the consolidation, merger or sale in question and (D) in the event of a sale of all or substantially all of FBI's assets or deposits, an amount equal to (x) the sum of the price paid in such sale for such assets (and/or deposits) and the current market value of the remaining assets of FBI, as determined by a nationally recognized investment banking firm selected by Holder, divided by (y) the number of shares of FBI Common Stock outstanding at such time. In the event that a Tender Offer or an Exchange Offer is made for FBI Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for FBI Common Stock shall be determined by a nationally recognized investment banking firm selected by Holder and reasonably satisfactory to FBI.

                (iv) "Average Price" shall mean the average closing price of a share of Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, that, if FBI is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by FBI, the person merging into FBI or by any company which controls such person, as Holder may elect.

           (f) In no event, pursuant to any of the foregoing paragraphs, shall the number of shares of Substitute Common Stock for which the Substitute Option is exercisable exceed 19.9% of the issued and outstanding shares of Substitute Common Stock immediately prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the issued and outstanding shares of Substitute Common Stock but for the limitation in the first sentence of this Section 7(f), Substitute Option Issuer shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in the first sentence of this
 Section 7(f) over (ii) the value of the Substitute Option after giving effect to the limitation in the first sentence of this Section 7(f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Holder.

           (g)  FBI shall not enter into any transaction described in
 Section 7(b) of this Agreement unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of FBI hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the shares of Substitute Common Stock are restricted securities, as defined in Rule 144, promulgated under the Securities Act ("Rule 144"), or any successor provision) than other shares of common stock issued by Substitute Option Issuer).

           (h) Notwithstanding anything herein to the contrary, in the event that FBI completes a reorganization involving the formation of a holding company for FBI, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option granted by such holding company.

           8.   REPURCHASE AT THE OPTION OF HOLDER.

           (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, FBI shall repurchase from Holder
 (i) the Option and (ii) all shares of FBI Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Section 8 Request Date." Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

                (i) The aggregate Purchase Price paid by Holder for any shares of FBI Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

                (ii) The excess, if any, of (A) the Applicable Price (as defined below) for each share of FBI Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of FBI Common Stock with respect to which the Option has not been exercised; and

                (iii) The excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of FBI Common Stock with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

           (b) If Holder exercises its rights under this Section 8, FBI shall, within 10 business days after the Section 8 Request Date, pay the
 Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to FBI the Option and the certificates evidencing the Option Shares purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 8, in whole or in part, or to require that FBI deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of FBI's proposed repurchase pursuant to this Section 8, FBI shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Section 8 Request Date less the number of shares covered by the Option in respect of which payment has been made pursuant to Section 8(a)(ii) of this Agreement. Holder shall notify FBI of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase.
 Notwithstanding anything herein to the contrary, in the event that FBI delivers to the Holder written notice accompanied by a certification of FBI's independent auditor each stating that a requested repurchase of FBI Common Stock would result in the recapture of FBI's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

           Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 3(a) of this Agreement.

           (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of FBI Common Stock paid for any such share by the person or groups described in Section 8(d)(i) hereof,
 (ii) the price per share of FBI Common Stock received by holders of FBI Common Stock in connection with any merger, sale or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement, or (iii) the highest closing sales price per share of FBI Common Stock quoted on The Nasdaq Stock Market ("Nasdaq") (or if FBI Common Stock is not quoted on Nasdaq, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Holder) during the 40 business days preceding the Section 8 Request Date; provided, however, that in the event of a sale of less than all of FBI's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of FBI as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of the FBI Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to FBI, which determination shall be conclusive for all purposes of this Agreement.

           (d) As used herein, "Repurchase Event" shall occur if (i) any person (other than DCB or any subsidiary of DCB) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 50% or more of the then outstanding shares of FBI Common Stock, or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement shall be consummated.

           9.   REPURCHASE OF SUBSTITUTE OPTION.

           (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, Substitute Option Issuer (or any successor entity thereof) shall repurchase from Holder (i) the Substitute Option and (ii) all shares of Substitute Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 9 is referred to as the "Section 9 Request Date." Such repurchase shall be at an aggregate price (the "Section 9 Repurchase Consideration") equal to the sum of:

                (i) The aggregate Purchase Price paid by Holder for any shares of Substitute Common Stock acquired pursuant to the Substitute Option with respect to which Holder then has beneficial ownership;

                (ii) The excess, if any, of (A) the Highest Closing Price (as defined below) for each share of Substitute Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of Substitute Common Stock with respect to which the Substitute Option has not been exercised; and

                (iii) The excess, if any, of the Highest Closing Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Substitute Option Shares with respect to which the Substitute Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Substitute Common Stock with respect to which the Substitute Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

           (b) If Holder exercises its rights under this Section 9, Substitute Option Issuer shall, within 10 business days after the Section 9 Request Date, pay the Section 9 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Substitute Option Issuer the Substitute Option and the certificates evidencing the shares of Substitute Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 9 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 9, in whole or in part, or to require that Substitute Option Issuer deliver from time to time that portion of the Section 9 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of Substitute Option Issuer's proposed repurchase pursuant to this Section 9, Substitute Option Issuer shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Substitute Option and/or Substitute Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Substitute Option as to the number of Substitute Option Shares for which the Substitute Option was exercisable at the Section 9 Request Date less the number of shares covered by the Substitute Option in respect of which payment has been made pursuant to Section 9(a)(ii) of this Agreement. Holder shall notify Substitute Option Issuer of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase. Notwithstanding anything herein to the contrary, in the event that Substitute Option Issuer delivers to the Holder written notice accompanied by a certification of Substitute Option Issuer's independent auditor each stating that a requested repurchase of FBI Common Stock would result in the recapture of Substitute Option Issuer's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

           Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 9 shall terminate on the date of termination of this Substitute Option pursuant to Section 3(a) of this Agreement.

           (c) For purposes of this Agreement, the "Highest Closing Price" means the highest of closing sales price for shares of Substitute Common Stock quoted on Nasdaq (or if the Substitute Common Stock is not quoted on Nasdaq, on the principal trading market on which such shares are traded as reported by a recognized source) during the six-month period preceding the
 Section 9 Request Date.

           10.  REGISTRATION RIGHTS.

           (a) DEMAND REGISTRATION RIGHT. FBI shall, subject to the conditions of Section 10(c) of this Agreement, if requested by any Holder, including DCB and any permitted transferee ("Selling Shareholder"), promptly prepare and file a registration statement under the Securities Act, if such registration is necessary in order to permit the sale or other disposition of any or all shares of FBI Common Stock or other securities that have been acquired by or are issuable to the Selling Shareholder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by the Selling Shareholder in such request, including without limitation a "shelf" registration statement under Rule 415, promulgated under the Securities Act, or any successor provision, and FBI shall use its reasonable best efforts to qualify such shares or other securities for sale under any applicable state securities laws. DCB shall be entitled to one demand registration pursuant to this Section 10(a).

           (b) ADDITIONAL REGISTRATION RIGHTS. If FBI at any time after the exercise of the Option proposes to register any shares of FBI Common Stock under the Securities Act, in connection with an underwritten public offering of such FBI Common Stock, FBI will promptly give written notice to the Selling Shareholders of its intention to do so and, upon the written request of any Selling Shareholder given within 30 days after receipt of any such notice (which request shall specify the number of shares of FBI Common Stock intended to be included in such underwritten public offering by the Selling Shareholder), FBI will cause all such shares for which a Selling Shareholder requests participation in such registration, to be so registered and included in such underwritten public offering; provided, however, that FBI may elect to not cause any such shares to be so registered (i) if the underwriters in good faith object for valid business reasons, or (ii) in the case of a registration solely to implement an employee benefit plan or a registration filed on Form S-4 of the Securities Act or any equivalent or successor Form. If some, but not all the shares of FBI Common Stock, with respect to which FBI shall have received requests for registration pursuant to this Section 10(b), shall be excluded from such registration, FBI shall make appropriate allocation of shares to be registered among the Selling Shareholders desiring to register their shares pro rata in the proportion that the number of shares requested to be registered by each such Selling Shareholder bears to the total number of shares requested to be registered by all such Selling Shareholders then desiring to have FBI Common Stock registered for sale.

           (c) CONDITIONS TO REQUIRED REGISTRATION. FBI shall use all reasonable efforts to cause each registration statement referred to in
 Section 10(a) of this Agreement to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective, provided, however, that FBI shall not be required to register Option Shares under the Securities Act pursuant to Section 10(a) hereof:

                (i)  Prior to a Purchase Event;

                (ii) On more than one occasion;

                (iii) Within 90 days after the effective date of a registration referred to in Section 9(b) of this Agreement pursuant to which the Selling Shareholder or Selling Shareholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested; and

                (iv) Unless a request therefor is made to FBI by Selling Shareholders that hold at least 25% or more of the aggregate number of Option Shares (including shares of FBI Common Stock issuable upon exercise of the Option) then outstanding.

           Notwithstanding the foregoing, if, at the time of any request by DCB for registration of the Option or Option Shares as provided above, Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the inclusion of the Holder's Option or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and Issuer in the aggregate (the "Cutback"); and provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance of the Option Shares as promptly as practicable and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder.

           In addition to the foregoing, FBI shall not be required to maintain the effectiveness of any registration statement after the expiration of six months from the effective date of such registration statement. FBI shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; provided, however, that FBI shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

           (d) EXPENSES. Except where applicable state law prohibits such payments, FBI will pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses (not to exceed $5,000), including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Section 10(a) or 10(b) of this Agreement (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to Section 10(a) or 10(b) of this Agreement.

           (e) INDEMNIFICATION. In connection with any registration pursuant to this Section 10, Issuer and Grantee shall provide each other and the underwriter of the offering with representations, warranties, covenants, indemnification and contribution in connection with such registration customarily included in secondary offering underwriting agreements.

           (f) MISCELLANEOUS REPORTING. FBI shall use its reasonable best efforts to comply with all reporting requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Shareholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule 144. FBI shall at its expense provide the Selling Shareholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

           (g) ISSUE TAXES. FBI will pay all stamp taxes in connection with the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save the Selling Shareholders harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

           11. QUOTATION; LISTING. If FBI Common Stock or any other securities to be acquired in connection with the exercise of the Option are then authorized for quotation or trading or listing on Nasdaq or any securities exchange, FBI, upon the request of Holder, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of FBI Common Stock or other securities to be acquired upon exercise of the Option on Nasdaq or such other securities exchange and will use its reasonable best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.

           12. DIVISION OF OPTION. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of FBI for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of FBI Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by FBI of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, FBI will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of FBI, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

           13. PROFIT LIMITATION. (a) Notwithstanding any other provision of this agreement, in no event shall DCB's Total Profit (as hereinafter defined) exceed $4 million, and, if it otherwise would exceed such amount, DCB, at its sole election, shall either (a) deliver to FBI for cancellation Option Shares previously purchased by DCB, (b) pay cash or other consideration to FBI or (c) undertake any combination thereof, so that DCB's Total Profit shall not exceed $4 million after taking into account the foregoing actions.

           (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the Notice Date, result in a Notional Total Profit (as defined below) of more than $4 million, and, if exercise of the Option otherwise would exceed such amount, DCB, at its discretion, may increase the Purchase Price for that number of Option Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $4 million; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 2 hereof.

           (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) (x) the amount received by DCB pursuant to the repurchase of Option Shares pursuant to
 Section 8 or Section 9 hereof, less (y) DCB's purchase price for such Option Shares, (ii) (z) the net cash amounts received by DCB pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) DCB's purchase price for such Option Shares, (iii) the amount received by DCB pursuant to the repurchase of the Option pursuant to Section 8 or 9,
 (iv) any amounts received by DCB on the transfer of the Option (or any portion thereof) to any unaffiliated party and (v) any equivalent amount with respect to the Substitute Option.

           (d) As used herein, the term "Notional Total Profit" with respect to any number of Option Shares as to which DCB may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Option Shares, together with all other Option Shares held by DCB and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

           14.  MISCELLANEOUS.

           (a) EXPENSES. Except to the extent expressly provided for herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

           (b) WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

           (c) ENTIRE AGREEMENT: NO THIRD-PARTY BENEFICIARIES; SEVERABILITY. This Agreement, together with the Plan and the other documents and instruments referred to herein and therein, between DCB and FBI (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (other than the indemnified parties under Section 10(e) of this Agreement and any transferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 14(h) of this Agreement) any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or Regulatory Authority determines that the Option does not permit Holder to acquire, or does not require FBI to repurchase, the full number of shares of FBI Common Stock as provided in Section 3 of this Agreement (as may be adjusted herein), it is the express intention of FBI to allow Holder to acquire or to require FBI to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

           (d) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law rules.

           (e) DESCRIPTIVE HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

           (f) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Plan (or at such other address for a party as shall be specified by like notice).

           (g) COUNTERPARTS. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

           (h) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Holder may assign this Agreement to a wholly-owned subsidiary of Holder and Holder may assign its rights hereunder in whole or in part after the occurrence of a Purchase Event. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

           (i) FURTHER ASSURANCES. In the event of any exercise of the Option by the Holder, FBI, and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

           (j) SPECIFIC PERFORMANCE. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.



           IN WITNESS WHEREOF, FBI and DCB have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.



                               FINANCIAL BANCORP, INC.


                               By:/s/ Frank S. Latawiec
                                  ----------------------------
                                  Name:  Frank S. Latawiec
                                  Title: President & C.E.O.

                               DIME COMMUNITY BANCSHARES, INC.


                               By: /s/ Vincent F. Palagaino
                                  -----------------------------
                                  Name:  Vincent F. Palagaino
                                  Title: Chairman & C.E.O.